UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 19, 2008

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 19, 2008, Philip N. Longorio was named Senior Vice President of TETRA Technologies, Inc. (“TETRA”). Mr. Longorio, 54, served as President and Chief Executive Officer of WellDynamics B.V., which was formed as a joint venture between Halliburton Energy Services and Shell Technology Ventures to market intelligent completion technology, from 2004 through 2007. WellDynamics uses advanced intelligent well technology to deliver solutions for surface controlled reservoir monitoring and management. From December of 1999 through February, 2004, Mr. Longorio served as Vice President of Sperry-Sun Drilling Services, a subsidiary of Halliburton Energy Services. Mr. Longorio served in other capacities during the earlier portion of his career with Halliburton, from 1988 through 1999. From 1977 through 1988, Mr. Longorio served in several operational positions with Gearhart Industries, Inc.

Mr. Longorio’s annual salary is $325,000. There is no written employment contract between Mr. Longorio and TETRA which guarantees Mr. Longorio’s term of employment, salary or other incentives, all of which are entirely at the discretion of the Board of Directors. Mr. Longorio entered into an agreement dated February 19, 2008, which is substantially identical to the form of agreement executed by all employees of TETRA, and which evidences the at-will employment of all such employees. As an inducement to Mr. Longorio’s employment, TETRA has authorized an award of 30,200 shares of restricted stock to Mr. Longorio, the grant date of which will be the date of TETRA’s filing of a registration statement with the Securities and Exchange Commission registering the issuance of the restricted stock. The award is expected to be made as soon as practicable and will be evidenced by an Employee Restricted Stock Agreement to be executed by TETRA and Mr. Longorio. The restricted stock will vest 20% on the first anniversary of the date of the award, and will vest an additional 10% each six months thereafter. Mr. Longorio is eligible to participate in TETRA’s incentive programs generally available to its executive officers and TETRA’s broad-based benefit programs generally available to its salaried employees, including health, life, disability and other insurance and benefits, 401(k) Plan, and vacation, paid sick leave and other employee benefits.

Other than the agreement described above, there is no arrangement or understanding between Mr. Longorio and any other person pursuant to which he was selected as an officer. Mr. Longorio has no family relationship to any other executive officer or director of TETRA.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Employee Restricted Stock Agreement between the Company and Philip N. Longorio, dated February 22, 2008 (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on February 22, 2008 (SEC File No. 333-149347)).

99.1	Press Release, dated February 22, 2008, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

President & Chief Executive Officer

Date: February 22, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1

Employee Restricted Stock Agreement between the Company and Philip N. Longorio, dated February 22, 2008 (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-8 filed on February 22, 2008 (SEC File No. 333-149347)).

99.1	Press Release, dated February 22, 2008, issued by TETRA Technologies, Inc.